[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Exhibit 10.45

CONSENT AND TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND
TENTH AMENDMENT TO AMENDED AND RESTATED
CASH DIVERSION AND COMMITMENT FEE GUARANTY

This CONSENT AND TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND TENTH AMENDMENT TO AMENDED AND RESTATED CASH DIVERSION AND COMMITMENT FEE GUARANTY, dated as of November 23, 2020 (this “Amendment”), is entered into among the undersigned in connection with (a) that certain Second Amended and Restated Credit Agreement, dated as of March 27, 2018, among Sunrun Hera Portfolio 2015-A, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), the financial institutions as Lenders from time to time party thereto (the “Lenders”), and Investec Bank PLC, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Bank (in such capacity, the “Issuing Bank”) (the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”) and (b) the Cash Diversion and Commitment Fee Guaranty (as in effect prior to the date hereof, the “Guaranty” and as amended by this Amendment, the “Amended Guaranty”). Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement and the rules of construction set forth in Section 1.02 of the Credit Agreement apply to this Amendment.
W I T N E S S E T H
WHEREAS, the Borrower wishes to obtain, and the Administrative Agent and the Required Lenders wish to provide, consent to the acquisition by the Borrower of Sunrun Ursa Manager 2020, LLC, a Delaware limited liability company and a Tax Equity Holdco (such acquisition, the “Tax Equity Holdco Acquisition”); and
WHEREAS, the Borrower and the Sponsor also wish to make, and the undersigned also wish to agree to make, certain additional amendments to the Credit Agreement and the Guaranty as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Article IV below, the following amendments to the Credit Agreement are hereby accepted and agreed by the parties hereto:
1.Amendment to Section 1.01. The following is hereby added as a new defined term to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
““Ursa 2020 LLCA” shall mean that certain Amended and Restated Operating Agreement of Sunrun Ursa Owner 2020, LLC, dated as of July

31, 2020, entered into by and among Sunrun Ursa Manager 2020, LLC, [***] and [***].”
2.Amendment to Section 1.02. Section 1.02 of the Credit Agreement is hereby amended by (i) replacing the period at the end of clause (h) with the text “; and” and (ii) inserting the following as a new clause (i):
“(i)    any reference herein to the taking of an action by a Tax Equity Class A Member shall be deemed to refer to the taking of such action by either or both of, as applicable, such Tax Equity Class A Member or the Person or Persons (other than Sponsor or any Affiliate of Sponsor) authorized to take such action on behalf of such Tax Equity Class A Member pursuant to the applicable Tax Equity Document.”
3.New Section 7.29. Article VII of the Credit Agreement is hereby amended by inserting the following as a new Section 7.29:
“The Borrower shall not cause or otherwise permit any [***] Project (as defined in the Ursa 2020 LLCA) to be treated as an Eligible Project.”
4.New Section 7.30. Article VII of the Credit Agreement is hereby amended by inserting the following as a new Section 7.30:
“The Borrower shall not cause or otherwise permit any New Home Project (as defined in the Ursa 2020 LLCA) to be treated as an Eligible Project unless and until (i) such New Home Project has become a “Former New Home Project” (as defined in the Ursa 2020 LLCA), (ii) such Former New Home Project meets the conditions set forth in the definition of “Eligible Project” and (iii) there has occurred an inspection of the residential structure or building associated with such New Home Project conducted by an official of the applicable Governmental Authority when such structure or building is completed and ready for occupancy.”
II.Amendment to the Cash Diversion and Commitment Fee Guaranty. Subject to the satisfaction of the conditions set forth in Article IV below, the definition of “Cash Diversion” in Section 1.01 of the Guaranty is hereby amended by (i) replacing the period at the end of clause (kk) with the text “; and” and (ii) inserting the following as a new clause (ll):
“(ll)    if, for any quarterly period preceding a Calculation Date, expenses, including, without limitation, operations and maintenance expenses and payments under any production guarantee, incurred in connection with any and all [***] Projects (as defined in the Ursa 2020 LLCA) exceed aggregate revenues from such [***] Projects, in the amount of such excess.”
III.Limited Consent. At the request of the Borrower and subject to the satisfaction of the conditions set forth in Article IV below, the Administrative Agent and each of the undersigned Lenders hereby consents and agrees to the Tax Equity Holdco Acquisition, for which consent of the Administrative Agent and the Required Lenders is required pursuant to Section 2.05(b)(iii) of the Amended Credit Agreement (the “Consent”). The Consent granted pursuant to this Article III is limited precisely as written and shall not extend to any other provision of the Credit Agreement or the Amended Credit Agreement.
IV.Conditions Precedent to Effectiveness. The amendments contained in Articles I and II and the Consent contained in Article III shall not be effective until the date (such date, the “Amendment Effective Date”) that:
1.the Administrative Agent shall have received copies of this Amendment executed by the Borrower, the Sponsor and the Required Lenders, and acknowledged by the Administrative Agent; and
2.the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and other advisors or consultants retained by the Administrative Agent).
V.Representations and Warranties. Each of the Borrower and, as applicable, the Sponsor represents and warrants to each Agent and each Lender Party that the following statements are true, correct and complete in all respects as of the Amendment Effective Date:
1.Power and Authority; Authorization. Each of the Borrower and the Sponsor has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Amended Credit Agreement and the Sponsor has all requisite power and authority to perform its obligations under the Amended Guaranty. Each of the Borrower and the Sponsor has duly authorized, executed and delivered this Amendment.
2.Enforceability. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing. Each of this Amendment and the Amended Guaranty is a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing
3.Credit Agreement and Guaranty Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement (with respect to the Borrower) and the Guaranty (with respect to the Sponsor) is true and correct in all respects both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.
4.Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby as of the date hereof, that would constitute an Event of Default or a Default.
VI.Limited Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, and each of the Borrower and the Sponsor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. From and after the Amendment Effective Date, all references to (i) the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement and (ii) the Guaranty in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Guaranty.
VII.Miscellaneous.
1.Counterparts. This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.
2.Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
3.Governing Law, etc.. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. The provisions in Sections 12.08(b) through (d) and Section 12.09 of the Amended Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.
4.Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.
5.Headings. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

6.Execution of Documents. The undersigned Lenders hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.
SUNRUN HERA PORTFOLIO 2015-A, LLC,
as Borrower
By: Sunrun Hera Portfolio 2015-B, LLC
Its: Sole Member
By: Sunrun Hera Holdco 2015, LLC
Its: Sole Member
By: Sunrun Inc.
Its: Sole Member

By: /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

SUNRUN INC.,
as Guarantor

By: /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

[Signature Page to Consent and Tenth Amendment (2nd A&R AF Credit Agreement)]

SUNRUN GAIA PORTFOLIO 2016-A, LLC,
as Lender

By: Sunrun Gaia Holdco 2016, LLC
Its: Sole Member
By: Sunrun Inc.
Its: Sole Member

By: /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

[Signature Page to Consent and Tenth Amendment (2nd A&R AF Credit Agreement)]

INVESTEC BANK PLC,
as Administrative Agent

By: /s/ Olivier Fricot
Name: Olivier Fricot
Title: Authorised Signatory

By: /s/ Andrew Nosworthy
Name: Andrew Nosworthy
Title: Authorised Signatory

[Signature Page to Consent and Tenth Amendment (2nd A&R AF Credit Agreement)]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Lender

By: /s/ Jeremy Eisman
Name: Jeremy Eisman
Title: Managing Director

By: /s/ Kyle Hatzes
Name: Kyle Hatzes
Title: Director

[Signature Page to Consent and Tenth Amendment (2nd A&R AF Credit Agreement)]

EAST WEST BANK,
as Lender

By: /s/ Christopher Simeone
Name: Christopher Simeone
Title: Senior Vice President

[Signature Page to Consent and Tenth Amendment (2nd A&R AF Credit Agreement)]

ING Capital LLC,
as Lender

By: /s/ Henry Miller
Name: Henry Miller
Title: Director

By: /s/ Thomas Cantello
Name: Thomas Cantello
Title: Managing Director

[Signature Page to Consent and Tenth Amendment (2nd A&R AF Credit Agreement)]

SUNTRUST BANK,
as Lender

By: /s/ Arize Agumadu
Name: Arize Agumadu
Title: Director

[Signature Page to Consent and Tenth Amendment (2nd A&R AF Credit Agreement)]

SILICON VALLEY BANK,
as Lender

By: /s/ Jamie Goh
Name: Jamie Goh
Title: Vice President
[Signature Page to Consent and Tenth Amendment (2nd A&R AF Credit Agreement)]

ABN AMRO Capital USA LLC,
as Lender

By: /s/ Amit Wynalda
Name: Amit Wynalda
Title: Executive Director
By: /s/ Maria Fahey
Name: Maria Fahey
Title: Director

[Signature Page to Consent and Tenth Amendment (2nd A&R AF Credit Agreement)]